                                                                   EXHIBIT 10.4




                            TRANCHE B LOAN AGREEMENT

                                      among

                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                   as Borrower

                              BANKERS TRUST COMPANY
                  as Administrative Agent and Collateral Agent


                       THE TRANCHE B LENDERS PARTY HERETO

                              as Tranche B Lenders

                             THE BANK OF NOVA SCOTIA
                              as Syndication Agent
                              for Tranche B Lenders

                                  BANK ONE, NA
                             as Documentation Agent
                              for Tranche B Lenders

                            FIRST UNION NATIONAL BANK
                                as Managing Agent
                              for Tranche B Lenders



                          Dated as of February 9, 2001





                          ----------------------------

                          UNIVERSAL COMPRESSION, INC.,
                          AS LESSEE OF $427,000,000 OF
                            GAS COMPRESSION EQUIPMENT

                          ----------------------------

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
1.  DEFINITIONS AND INTERPRETATION................................................................................1


2.  THE CREDITS...................................................................................................1

         2.1.     Tranche B Lender Commitment.....................................................................1
         2.2.     Tranche B Notes.................................................................................1
         2.3.     Payments........................................................................................2
                  2.3.1.   Principal..............................................................................2
                  2.3.2.   Interest...............................................................................2
                  2.3.3.   Period Selection.......................................................................2
                  2.3.4.   Overdue Rate...........................................................................3
                  2.3.5.   Payment Instructions...................................................................3
                  2.3.6.   Ratable Partial Prepayments............................................................3
         2.4.     Prepayments Limited.............................................................................3
         2.5.     Mandatory Prepayments...........................................................................4
                  2.5.1.   Sale of Items of Equipment or Lease Termination........................................4
                  2.5.2.   Other Termination of Lease Agreement...................................................4
         2.6.     Application of Prepayments......................................................................4
         2.7.     Increased Costs, Illegality, etc................................................................4

3.  CONDITIONS PRECEDENT..........................................................................................6

         3.1.     Conditions of Tranche B Loans...................................................................6

4.  AFFIRMATIVE COVENANTS.........................................................................................6

         4.1.     Obligations.....................................................................................6
         4.2.     Enforcement.....................................................................................6
         4.3.     Defense.........................................................................................6
         4.4.     Financial Information...........................................................................7
         4.5.     Inspection......................................................................................7

5.  EVENTS OF DEFAULT.............................................................................................7

         5.1.     Tranche B Events of Default.....................................................................7
                  5.1.1.   Non-Payment............................................................................7
                  5.1.2.   Misleading Statements..................................................................7
                  5.1.3.   Breaches of Other Operative Documents..................................................7
                  5.1.4.   Insolvency Events......................................................................8
                  5.1.5.   Monetary Judgments.....................................................................8
                  5.1.6.   Non-Monetary Judgments.................................................................8
                  5.1.7.   Lease Event of Default.................................................................8

                                                                                                                Page
                                                                                                                ----
                  5.1.8.   Other Indebtedness.....................................................................9
                  5.1.9.   Investment Company.....................................................................9
         5.2.     Remedies of Tranche B Lenders...................................................................9
                  5.2.1.   Rights in Collateral...................................................................9
                  5.2.2.   Acceleration...........................................................................9
                  5.2.3.   Rights Cumulative......................................................................9

6.  MISCELLANEOUS................................................................................................10

         6.1.     Amendment or Waiver............................................................................10
         6.2.     Notices........................................................................................10
         6.4.     Payments Set Aside.............................................................................10
         6.5.     Assignments....................................................................................10
         6.6.     Set-off........................................................................................10
         6.7.     Execution and Effectiveness....................................................................11
         6.8.     Severability...................................................................................11
         6.9.     Acknowledgments................................................................................11
         6.10.    Further Assurances.............................................................................11
         6.11.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.........................11
         6.12.    Survival of Agreement..........................................................................12
         6.13.    Domicile of Tranche B Loans....................................................................13
         6.14.    Entire Agreement...............................................................................13

[FORM OF] NOTE....................................................................................................1


[FORM OF] ASSIGNMENT AND ASSUMPTION AGREEMENT.....................................................................1


ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT.....................................................................1




                                      (ii)

                  This TRANCHE B LOAN AGREEMENT (this "Agreement") dated as of February 9, 2001 among BRL UNIVERSAL EQUIPMENT 2001 A, L.P., as Borrower ("Borrower"), the several Tranche B Lenders from time to time parties to this Agreement (collectively, the "Tranche B Lenders"), BANKERS TRUST COMPANY, as Collateral Agent ("Collateral Agent") and BANKERS TRUST COMPANY, as Administrative Agent for the Tranche B Lenders ("Administrative Agent").

                                   WITNESSETH:

                  Borrower, Administrative Agent, Collateral Agent and Tranche B Lenders have agreed to enter into this Agreement pursuant to the terms and conditions of the Participation Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                  1. DEFINITIONS AND INTERPRETATION

                  Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have meanings set forth or referred to in Appendix A to the Participation Agreement dated as of the date hereof among Universal Compression Inc., Universal Compression Holdings, Inc., Borrower, The Bank of New York, the Tranche B Lenders party thereto, BRL Universal Equipment Management, Inc., Administrative Agent and Collateral Agent, which Appendix A also contains the rules of usage that shall apply hereto.

                  2. THE CREDITS

                  2.1. Tranche B Lender Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the Participation Agreement, each Tranche B Lender agrees to make a single non-revolving Tranche B Loan on the Closing Date to Borrower in accordance with Section 4.1 of the Participation Agreement.

                  2.2. Tranche B Notes. (a) Each Tranche B Loan shall be evidenced by a single promissory note of Borrower in substantially the form of Exhibit A hereto with the blanks and payment amounts appropriately completed in conformity herewith (each, a "Tranche B Note").

                  (b) The Tranche B Note issued to each Tranche B Lender shall
(i) be executed by Borrower, (ii) be payable to such Tranche B Lender or registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the principal amount funded by such Tranche B Lender, (iv) mature on the Maturity Date, (v) bear interest as provided in Section 2.3.2,
(vi) be subject to mandatory repayment as provided in Section 2.5 and (vii) be entitled to the benefits of this Agreement and the other Operative Documents.

                  (c) Each Tranche B Lender will note on its internal records the amount of the Tranche B Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Tranche B Note endorse on the reverse side thereof the outstanding principal amount of the Tranche B Loan evidenced thereby. Failure to make any such notation shall not affect Borrower's obligations in respect of such Tranche B Loan.

         2.3. Payments.

                  2.3.1. Principal. Unless otherwise required to be paid earlier under Section 2.5 or 5.2, the principal amount of each Tranche B Loan shall be payable on the Maturity Date.

                  2.3.2. Interest. Borrower agrees to pay to each Tranche B Lender on each Floating Payment Date interest accrued on the unpaid principal amount of such Tranche B Lender's Tranche B Loan from the date the proceeds thereof are disbursed to Borrower in accordance with Section 2.2 until the date on which such Tranche B Loan (together with accrued and unpaid interest thereon) is repaid in full (whether on the Maturity Date, by acceleration or otherwise) at the Applicable Tranche B Rate calculated for each day elapsed since the immediately preceding Floating Payment Date, or in the case of the first Floating Payment Date, since the Closing Date as follows:

         AR x P x 1/D

         where,

         AR     = the Applicable Tranche B Rate for such day;

         P      = the unpaid principal balance of such Tranche B Loan
                  on such day; and

         D      = 360 or, to the extent the Applicable Tranche B Rate
                  is based on the Alternate Rate, 365 or 366 days, as applicable.

                  2.3.3. Period Selection. Provided no Lease Event of Default shall have occurred and is continuing, Borrower shall at least three (3) LIBOR Banking Days prior to each Floating Payment Date deliver to the Administrative Agent written notice of its election to have the Applicable Tranche B Rate for all Tranche B Loans be based on one-month, two-month, three-month, or six-month LIBOR or on the Alternate Rate (which election shall be the same as the corresponding election by Lessee under Section 5 of the Participation Agreement). The Floating Payment Period based on one-month, two-month, three-month or six-month LIBOR shall commence on such Floating Payment Date and shall end on the calendar date corresponding to the first day of such Floating Payment Period in the first, second, third or six month, respectively; provided however, if such day is not a LIBOR Banking Day, then the last day of such Floating Payment Period shall be the next LIBOR Banking Day, provided further, if such next LIBOR Banking Day would be in the next calendar month, then the last day of such Floating Payment Period shall be the immediately preceding LIBOR Banking Day. The Floating Payment Period for Alternate Rate based Tranche B Loans shall commence on such Floating Payment Date and shall end on the date specified for such in Borrower's notice of election, provided such date shall not be more than ninety (90) days from such Floating Payment Date. Borrower shall not make an election that would cause the new Floating Payment Date resulting from such


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


election to be later than the Maturity Date. If Borrower fails to provide such notice of election at least three (3) LIBOR Banking Days before any Floating Payment Date, Borrower shall be deemed to have elected a one-month LIBOR based Applicable Tranche B Rate. At any time while a Lease Event of Default exists, the Applicable Tranche B Rate after each Floating Payment Date shall be based on one-month LIBOR.

                  2.3.4. Overdue Rate. Borrower shall pay to each Tranche B Lender interest on any part of the principal amount of such Tranche B Lender's Tranche B Loan and interest thereon, if any, and any other amount payable by Borrower hereunder or under the Participation Agreement which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) on demand for the period commencing on the due date thereof until the same is paid in full at the Overdue Rate.

                  2.3.5. Payment Instructions. All payments to any Tranche B Lender hereunder or under the other Operative Documents shall be made without defense, set-off or counterclaim to such Tranche B Lender no later than 1:00 p.m. (New York time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds to such account as such Tranche B Lender may designate in a written notice to Borrower, Administrative Agent and Collateral Agent. All payments received after 1:00 p.m. (New York time) shall be deemed received on the next Business Day. Administrative Agent shall determine the Applicable Tranche B Rates, the Overdue Rate, if any, and the interest and principal, if any, due on the Tranche B Loans, on each Floating Payment Date and shall advise Borrower and, as the designee of Borrower under Section 7.4 of the Lease Agreement, Lessee, Collateral Agent and each Tranche B Lender of such amounts owed with respect thereto at least two (2) Business Days before such Floating Payment Date. No failure on the part of Administrative Agent to provide a notice under this
Section 2.3.4 shall release Borrower of any obligation to make a payment in accordance herewith, provided however, no Tranche B Default shall occur and no interest at the Overdue Rate shall accrue with respect to the non-payment of any such payment until the later of the date such payment is due and the date two
(2) Business Days after such notice is given.

                  2.3.6. Ratable Partial Prepayments. If any Tranche B Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of amounts owing to it under the Operative Documents (other than Excepted Payments) in a greater proportion than that received by the other parties, the party receiving the greater proportion agrees, promptly upon written demand, to purchase for cash without recourse or warranty a portion of the amounts owing such other party under the Operative Documents so that after such purchase each party will hold its ratable proportion of the amounts owed Tranche B Lenders under the Operative Documents; provided, however, that if all or any portion of such excess amount is thereafter recovered from such party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         2.4. Prepayments Limited. No partial prepayment of the Tranche B Loan may be made except to the extent and in the manner expressly permitted by this Agreement.


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


         2.5. Mandatory Prepayments.

                  2.5.1. Sale of Items of Equipment or Lease Termination. In the event that Lessee purchases Borrower's rights and interests to and in any Item of Equipment pursuant to the Lease Agreement, on the Floating Payment Date on which such purchase occurs, Borrower shall prepay and apply, and there shall become due and payable on such Floating Payment Date the principal amount of each Tranche B Loan equal to the pro rata portion (based on the aggregate outstanding principal balances of all Tranche B Loans) of the Tranche B Component of such Item of Equipment and all accrued and unpaid interest thereon; provided however, if an Item of Equipment is sold pursuant to Section 28.4.3 of the Lease Agreement and the aggregate Acquisition Costs of all Items at the time being sold under such Section is less than the Equity Redemption Target or Net Proceeds Redemption Target as the case may be then the principal amount of the Tranche B Loans to be pre-paid under this Section 2.5.1 shall be reduced by the amount of such shortfall.

                  2.5.2. Other Termination of Lease Agreement. If the Lease Agreement is terminated with respect to any Item of Equipment (other than with respect to an item of Replaced Equipment) on any date other than the Scheduled Termination Date, Borrower shall prepay and apply, and there shall become due and payable on such date the principal amount of each Tranche B Loan equal to the pro rata portion (based on the aggregate outstanding principal balances of all Tranche B Loans) of the Tranche B Component of such Item of Equipment, all accrued and unpaid interest thereon and related Breakage Costs, if any.

         2.6. Application of Prepayments. The amount of any prepayment received by any Tranche B Lender pursuant to Section 2.5 shall be applied (i) first, to the payment of Breakage Costs, if any, (ii) second, to the payment of interest calculated subject to the last sentence of Section 2.3.5 at the Overdue Rate on all amounts owed to such Tranche B Lender under the Operative Documents and past due, if any, calculated from the dates due, to the date of such prepayment,
(iii) third, to the payment of accrued but unpaid interest on principal amount being prepaid as of the date of such prepayment, (iv) fourth, to the payment of any other amounts then due to such Tranche B Lender under the Operative Documents for accrued Taxes, increased costs under Section 2.7 and any other amounts then due other than principal, and (v) fifth, to the payment of all principal amounts then due to such Tranche B Lender.

         2.7. Increased Costs, Illegality, etc.

                  (a) In the event that Administrative Agent in the case of (i) below or any Tranche B Lender in the case of (ii) or (iii) below shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by Administrative Agent):

                           (i) that by reason of any changes arising after the
                  date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate; or




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


                           (ii) at any time, that such Tranche B Lender shall
                  incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Tranche B Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Tranche B Lender of the principal of or interest on the Tranche B Notes, or any other amounts payable to any Tranche B Lender hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Tranche B Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate and/or (y) other circumstances since the date of this Agreement affecting such Tranche B Lender or the interbank Eurodollar market or the position of such Tranche B Lender in such market; or

                           (iii) at any time, that the continuance of any
                  Tranche B Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Tranche B Lender in good faith with any governmental request (whether or not having force of law) or
                  (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Tranche B Lender (or Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone promptly confirmed in writing) to Lessor and Lessee and, except in the case of clause (i) above, to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Tranche B Lenders, as the case may be). Thereafter (x) in the case of clause (i) or clause
(iii) above, upon at least three LIBOR Banking Days' written notice to Administrative Agent, the affected Tranche B Lender shall convert the Applicable Tranche B Rates to the sum of the Alternative Rate plus the Applicable Tranche B Margin, (y) in the case of clause (ii) above, Borrower shall pay (to the extent not paid by Lessee when due in accordance with the Quiet Enjoyment and Indemnity Agreement (Tranche B)) to such Tranche B Lender, within fifteen (15) days of such Tranche B Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Tranche B Lender reasonably shall determine) as shall be required to compensate such Tranche B Lender for such increased costs or reductions in amounts received or receivable hereunder as set forth in such written request as to the additional amounts owed to such Tranche B Lender, showing in reasonable detail the basis for the calculation thereof, submitted to Borrower by such Tranche B Lender (which written request shall, absent manifest error, be final and conclusive and binding on all the parties hereto).

                  (b) If any Tranche B Lender incurs any Breakage Costs as a result of the occurrence of any of the events set forth in clause (x) of the last sentence of Section 2.7(a), or if at any time after the date of this Agreement any Tranche B Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Tranche B Lender or any corporation controlling such Tranche B Lender based on its obligations hereunder, then Borrower shall pay (to the extent not paid by Lessee when due in accordance with the Quiet Enjoyment and Indemnity Agreement (Tranche B)) to such Tranche B Lender, upon its written demand therefor, such Breakage Costs or additional amounts as shall be required to compensate such Tranche B Lender or such other corporation for the increased cost to such Tranche B Lender or such other corporation or the reduction in the rate of return to such Tranche B Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Tranche B Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Tranche B Lender's determination of Breakage Costs or compensation owing under this Section 2.7(b) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Tranche B Lender, upon determining that any Breakage Costs or additional amounts will be payable pursuant to this Section 2.7(b), will give prompt written notice thereof to Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

                  3. CONDITIONS PRECEDENT

                  3.1. Conditions of Tranche B Loans. The obligation of each Tranche B Lender to make its Tranche B Loan hereunder is subject to the conditions precedent set forth in Section 3.2 of the Participation Agreement.

                  4. AFFIRMATIVE COVENANTS

                  So long as any Tranche B Loan or other Obligation shall remain unpaid or unsatisfied:

                  4.1. Obligations. Borrower will faithfully abide by, perform and discharge each and every obligation, covenant and agreement to be performed by Borrower under the Operative Documents to which it is a party, and neither Administrative Agent nor Collateral Agent shall be responsible for any of such obligations, covenants or agreements under any circumstances.

                  4.2. Enforcement. At the request of Administrative Agent, Borrower will use its reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement contained in the Lease Agreement to be performed by Lessee.

                  4.3. Defense. Borrower, at the reasonable request of Administrative Agent, will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Lease Agreement or the obligations, duties or liabilities thereunder of Borrower and Lessee.

                  4.4. Financial Information. Borrower shall furnish to Administrative Agent or cause to be furnished to Administrative Agent, as the case may be (i) promptly upon receipt thereof, the documents, certificates and financial statements to be provided by Lessee pursuant to Section 9.3 of the Participation Agreement, (ii) such other information regarding the condition or operations, financial or otherwise, of Lessee, Guarantor or the Lessor Collateral as Majority Tranche B Lenders may from time to time reasonably request and which Lessee or Guarantor is obligated to provide to Borrower under the terms of the Operative Documents, (iii) upon notice thereof, notice of the existence of any Lease Default or Lease Event of Default, (iv) promptly upon receipt thereof, copies of all notices, lists or other written information received by Borrower from Lessee pursuant to the Operative Documents, and (v) promptly upon receipt thereof, copies of all notices, communications, documents and agreements relating to the Lessor Collateral.

                  4.5. Inspection. It shall allow or cause to allow any Person acting on behalf of any Tranche B Lender (i) to exercise on its behalf the inspection and examination rights set forth in Section 16 of the Lease Agreement and (ii) to visit, inspect and examine its books of record and accounts of Borrower and to discuss with Borrower its affairs, finances and accounts, in each case at such times and as often as any Tranche B Lender or Administrative Agent may reasonably request.

                  5. EVENTS OF DEFAULT

                  5.1. Tranche B Events of Default. The occurrence of any of the following specified events (whatever the reason for such Tranche B Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Tranche B Event of Default";

                   5.1.1. Non-Payment. Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal or interest of any Tranche B Loan and such amount remains unpaid for three (3) or more Business Days after the same is due and payable or (ii) any other fee or any other amount payable hereunder or under the Participation Agreement and default shall continue for ten (10) or more Business Days after receipt by Borrower of written notice thereof from Administrative Agent or any Tranche B Lender; or

                   5.1.2. Misleading Statements. Any representation or warranty by Borrower made in any of the Operative Documents or in any certificate delivered pursuant thereto shall prove to be untrue in any material respect on the date as of which made; or

                   5.1.3. Breaches of Other Operative Documents. Borrower fails to perform or observe any other covenant, condition or agreement required to be performed or observed by Borrower by the terms of this Agreement or any other Operative Document (other than any covenant, condition or agreement expressly made for the sole benefit of Tranche A Noteholders or identified in Section
5.1.1. above) and such failure shall continue unremedied for a period of thirty
(30) days after receipt by Borrower of written notice thereof from Administrative Agent or any Tranche B Lender; or

                   5.1.4. Insolvency Events. (i) Borrower shall consent to the appointment of or the taking of possession by a receiver, agent or liquidator of itself or of a substantial part of its property, or Borrower shall admit in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or Borrower shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against it, or Borrower shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar law providing for the reorganization or winding-up of corporations (as in effect at such time) or Borrower shall seek an agreement, composition, extension or adjustment with its creditors under such laws, or Borrower shall adopt a resolution authorizing action in furtherance of any of the foregoing; or (ii) an order, judgment or decree shall be entered by any court of competent jurisdiction without the consent of Borrower (A) appointing a receiver, trustee or liquidator of Borrower or of any substantial part of its property, or (B) sequestering any substantial part of the property of Borrower, or (C) granting any other relief in respect of Borrower as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and in each case any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of sixty
(60) days after the date of entry thereof; or (iii) a petition against Borrower in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Borrower, any court of competent jurisdiction assumes jurisdiction, custody or control of such person or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of sixty (60) days; or

                   5.1.5. Monetary Judgments. One or more monetary non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against Borrower (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment; or

                   5.1.6. Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against Borrower which does or would reasonably be expected to have a material adverse effect with respect to Borrower, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment; or

                   5.1.7. Lease Event of Default. A Lease Event of Default shall have occurred and be continuing; or

                   5.1.8. Other Indebtedness. Borrower shall (i) default in any payment of any Indebtedness aggregating $1,000 or more beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness aggregating $1,000 or more or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to have caused, such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness of Borrower aggregating $1,000 or more shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, other than a partial redemption of Tranche A Notes under Section 3.03(a), 3.03(b), 4.13 or 4.14 of the Indenture; or

                   5.1.9. Investment Company. Borrower shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended or the arrangements contemplated by the Operative Documents shall require registration as an "investment company" within the meaning of such Act.

               5.2. Remedies of Tranche B Lenders.

                   5.2.1. Rights in Collateral. If a Tranche B Event of Default shall have occurred and be continuing, then and in every such case Administrative Agent shall, upon written request by the Majority Tranche B Lenders, subject to the provisions of Section 7 of the Participation Agreement and Lessee's right of quiet enjoyment pursuant to Section 2 of the Lease Agreement, exercise any or all of the rights and powers and pursue any and all of the remedies under the other Security Documents, and any and all remedies available to a secured party under the UCC or any other provision or law.

                   5.2.2. Acceleration. If a Tranche B Event of Default referred to in Section 5.1.4 shall have occurred or a Lease Event of Default of the type referred to in clause (g) of Section 23 of the Lease Agreement thereof shall have occurred, then and in every such case, the unpaid principal of each Tranche B Loan, together with interest accrued but unpaid thereon, Breakage Costs, if any, and all other amounts due to each Tranche B Lender shall, unless such Tranche B Lender shall otherwise direct, immediately and without further act become due and payable by Borrower to such Tranche B Lender, without presentment, demand, protest or notice, all of which are hereby waived. If any other Tranche B Event of Default shall have occurred and be continuing, then and in every such case, Administrative Agent shall, upon written request by the Majority Tranche B Lenders, by written notice or notice to Borrower, declare all Tranche B Loans to be due and payable, whereupon the unpaid principal of the Tranche B Loans then outstanding, together with accrued but unpaid interest thereon, Breakage Costs, if any, and all other amounts due from Borrower to Tranche B Lenders, shall immediately and without further act become due and payable by Borrower to Tranche B Lenders without presentment, demand, protest or other notice, all of which are hereby waived.

               5.2.3. Rights Cumulative. Each and every right, power and remedy herein given to Tranche B Lenders specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Majority Tranche B Lenders.

               6. MISCELLANEOUS

               6.1. Amendment or Waiver. Neither this Agreement nor any other Operative Document nor any term hereof or thereof may be changed, amended, waived, discharged or terminated except in accordance with Section 12.2 of the Participation Agreement.

               6.2. Notices. Unless otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the respective parties to this Agreement shall be given in accordance with Section
12.4 of the Participation Agreement.

               6.3. No Waiver. No failure to exercise and no delay in exercising, on the part of Administrative Agent or any Tranche B Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

               6.4. Payments Set Aside. To the extent that Borrower makes a payment to Administrative Agent, Collateral Agent or Tranche B Lenders, or Administrative Agent, Collateral Agent or Tranche B Lenders exercise any right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, Collateral Agent or such Tranche B Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any event of the type described in Section 5.1.4 or otherwise, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Tranche B Lender severally agrees to pay to Administrative Agent or Collateral Agent, upon demand its pro rata share of any amount so recovered from or repaid by Administrative Agent or Collateral Agent.

               6.5. Assignments. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, neither Borrower nor any Tranche B Lender may assign or transfer any of its rights, obligations or interest hereunder except in accordance with Section 12.7 of the Participation Agreement.

               6.6. Set-off. In addition to any rights and remedies of Tranche B Lenders provided by Applicable Law, if a Tranche B Event of Default exists or the Tranche B Loans have been accelerated, each Tranche B Lender is authorized at any time and from time to time, without prior notice to Borrower, any such notice being waived by Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such

Tranche B Lender to or for the credit or the account of Borrower against any and all obligations owing to such Tranche B Lender, now or hereafter existing, irrespective of whether or not Administrative Agent or such Tranche B Lender shall have made demand under this Agreement or any other Operative Document and although such obligations may be contingent or unmatured. Each Tranche B Lender agrees promptly to notify Borrower and Administrative Agent after any such set-off and application made by such Tranche B Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

               6.7. Execution and Effectiveness. This Agreement may be executed
(i) in multiple counterparts, each of which shall be regarded as an original and all of which shall constitute a single instrument and shall become effective on the Closing Date when each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and (ii) by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

               6.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereto hereby waive any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

               6.9. Acknowledgments. Borrower hereby acknowledges that:

               (a) neither Administrative Agent nor any Tranche B Lender has any fiduciary relationship with or duty to Borrower arising out of or in connection with this Agreement or any of the other Operative Documents, and the relationship between Administrative Agent, Collateral Agent and Tranche B Lenders, on one hand, and Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (b) no joint venture is created hereby or by the other Operative Documents or otherwise exists by virtue of the transactions contemplated hereby among Tranche B Lenders or among Borrower and Tranche B Lenders.

               6.10. Further Assurances. Borrower agrees to do such further acts and things and to execute and deliver to Administrative Agent or Collateral Agent such additional assignments, agreements, powers and instruments, as Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Operative Documents or to better assure and confirm unto Administrative Agent and Tranche B Lenders their respective rights, powers and remedies hereunder.

               6.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED

BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12.4 OF THE PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR COLLATERAL AGENT UNDER THIS AGREEMENT, ANY TRANCHE B LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

               (b) BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               6.12. Survival of Agreement. All covenants, agreements, representations and warranties made by Borrower in the Participation Agreement and in the certificates or other instruments prepared or delivered in connection with or pursuant to the Participation Agreement, this Agreement or any other Operative Document shall be considered to have been relied upon by Tranche B Lenders and shall survive the making by Tranche B Lenders of the Tranche B Loans, and the execution and delivery to Tranche B Lenders of the Tranche B Notes evidencing such Tranche B Loans, regardless of any investigation made by Tranche B Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Tranche B Loan or any fee or any other amount payable under this Agreement or any other Operative Document is outstanding and unpaid.

               6.13. Domicile of Tranche B Loans. Each Tranche B Lender may transfer and carry its Tranche B Loans at, to or for the account of any lending office, Subsidiary or Affiliate of such Tranche B Lender, provided however, any amount Borrower is thereafter obligated to pay under Section 2.7 shall be limited to the amount Borrower would have had to pay had no transfer occurred under this Section 6.13.


               6.14. Entire Agreement. This Agreement and each of the other Operative Documents, taken together, constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                   WHEREFORE, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                 BRL UNIVERSAL EQUIPMENT 2001 A, L.P.,
                                   as Borrower

                                 By BRL Universal Equipment Management, Inc.
                                 Its General Partner

                                 By:   /s/ GREGORY C. GREENE
                                    -------------------------------------------
                                    Name:  Gregory C. Greene
                                    Title: President


                                 BANKERS TRUST COMPANY
                                   as Administrative Agent

                                 By:   /s/ MARCUS M. TARKINGTON
                                    -------------------------------------------
                                    Name:  Marcus M. Tarkington
                                    Title: Director


                                 BANKERS TRUST COMPANY
                                   as Collateral Agent

                                 By:   /s/ MARCUS M. TARKINGTON
                                    -------------------------------------------
                                    Name:  Marcus M. Tarkington
                                    Title: Director


                                 BANKERS TRUST COMPANY
                                   as a Tranche B Lender

                                 By:   /s/ MARCUS M. TARKINGTON
                                    -------------------------------------------
                                    Name:  Marcus M. Tarkington
                                    Title: Director


                                 FIRST UNION NATIONAL BANK
                                   as a Tranche B Lender

                                 By:   /s/ DAVID HUMPHREYS
                                    -------------------------------------------
                                    Name:  David Humphreys
                                    Title: Vice President


                                -Signature Page-
                           [Tranche B Loan Agreement]

                                 BANK ONE, NA
                                   (Main Office Chicago)
                                   as a Tranche B Lender

                                 By:   /s/ J. CHARLES FREEL, JR.
                                    -------------------------------------------
                                    Name:  J. Charles Freel, Jr.
                                    Title: First Vice President


                                 THE BANK OF NOVA SCOTIA
                                   as a Tranche B Lender

                                 By:   /s/ M.D. SMITH
                                    -------------------------------------------
                                    Name:  M.D. Smith
                                    Title: Agent






                                -Signature Page-
                           [Tranche B Loan Agreement]

                                                                     EXHIBIT A




                                 [FORM OF] NOTE


                                      NOTE

$                                                         New York, New York
 -----------------                                        February __, 2001

                                                          [                 ]
                                                           -----------------


               FOR VALUE RECEIVED, the undersigned, BRL Universal Equipment 2001 A, L.P., (the "Borrower"), PROMISES TO PAY TO [ ], a [ ] organized under the laws of [ ] (the "Tranche B Lender"), or its registered assigns, if not earlier accelerated, on the Maturity Date (as defined in Appendix A to the Participation Agreement (the "Participation Agreement") dated as of February 9, 2001 among Universal Compression, Inc., Universal Compression Holdings, Inc., Borrower, The Bank of New York, not in its individual capacity but for the benefit of Tranche A Noteholders, Tranche B Lenders party thereto, BRL Universal Equipment Management, Inc., Bankers Trust Company as Administrative Agent and Bankers Trust Company as Collateral Agent at such place as Tranche B Lender designates on Schedule 2 to the Participation Agreement or as Tranche B Lender may from time to time designate, the principal sum of ___________________________ United States Dollars (U.S. $_____________) in lawful money of the United States and in immediately available funds. Interest on the unpaid principal balance outstanding herewith from time to time shall be payable as stated in the Tranche B Loan Agreement and, if principal is not earlier accelerated in accordance with the terms of the Tranche B Loan Agreement shall be payable on each Floating Payment Date.

               Capitalized terms used but not otherwise defined in this Tranche B Note shall have the respective meaning given to such terms in Appendix A to the Participation Agreement.

               Borrower may make prepayments on this Tranche B Note only as provided in the Tranche B Loan Agreement.

               This is one of the Tranche B Notes referred to in the Tranche B Loan Agreement and is entitled to the benefits of the provisions of the Tranche B Loan Agreement, the security provided by the Security Documents and the indemnification set forth in Section 10 of the Participation Agreement.

               Upon the occurrence of a Tranche B Event of Default, the principal hereof and accrued interest hereon may be declared to be and shall thereupon become forthwith due and payable, together with all other amounts owing or payable under the Tranche B Loan Agreement or under any other Operative Document, all as provided in the Tranche B Loan Agreement.

               In the event any sum payable hereunder is not paid when due (by acceleration or otherwise), such sum shall bear interest at the Overdue Rate in accordance with Section 2.3.3 of the Tranche B Loan Agreement.

                                                                     Exhibit A
                                                                     Page 2

               This Tranche B Note is subject to the repayment and prepayment provisions set forth in Section 2.5 of the Tranche B Loan Agreement.

               Borrower waives presentment, demand, protest or notice of any kind in connection with this Tranche B Note.

               This Tranche B Note is issued as a registered Tranche B Note. Borrower may deem and treat the Person in whose name this Tranche B Note is registered on the register held by Administrative Agent or its agent as the absolute owner hereof (whether or not this Tranche B Note shall be overdue) for the purpose of paying payments of principal, Breakage Costs, if applicable, and interest and for all other purposes, and Borrower and Tranche B Lender shall not be affected by any notice to the contrary. This Tranche B Note may be transferred or assigned only in accordance with the provisions of the Participation Agreement.

               Tranche B Lender shall have recourse for all liabilities and obligations arising under this Tranche B Note, the Tranche B Loan Agreement and the other Operative Documents to the extent of such collateral, if any, as may secure Borrower's obligations and liabilities under this Tranche B Note, the Tranche B Loan Agreement and the other Operative Documents.

               Neither this Tranche B Note nor the Tranche B Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any such excess of interest is provided for, or shall be adjudicated to be so provided for, herein or in the Tranche B Loan Agreement, Borrower shall not be obligated to pay such interest in excess of the maximum amount permitted by law, and the right to demand the payment of any such excess shall be and is hereby waived. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Tranche B Note which are made for the purpose of determining whether such rate exceeds the maximum rate permitted by Applicable Law, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby all interest at any time contracted for, charged or received from the Borrower or otherwise by the Tranche B Lender in connection with the Tranche B Loan. This provision shall control any other provision of this Tranche B Note or the Tranche B Loan Agreement.

               This Tranche B Note shall be governed by and construed in accordance with the laws of the State of New York.

                                       BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                                         By BRL Universal Equipment Management,
                                            Inc.
                                            Its General Partner

                                         By:
                                            --------------------------------
                                            Name:  Gregory C. Greene
                                            Title: President

                                                                       EXHIBIT B

                  [FORM OF] ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                     Date               , 20
                                                          ---------- ---    --

               Reference is made to the Tranche B Loan Agreement described in
Item 2 of Annex I hereto (as such Tranche B Loan Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Tranche B Loan Agreement"). Capitalized terms unless defined herein have the meaning assigned to them in Appendix A to the Participation Agreement (the "Participation Agreement") dated as of February 9, 2001 among Universal Compression, Inc., Universal Compression Holdings, Inc., Borrower, The Bank of New York, not in its individual capacity but for the benefit of Tranche A Noteholders, Tranche B Lenders party thereto, BRL Universal Equipment Management, Inc., Bankers Trust Company as Administrative Agent and Bankers Trust Company as Collateral Agent _______________ (the "Assignor") and ____________ (the "Assignee") hereby agree as follows:

               1. Assignor hereby sells and assigns to Assignee without recourse and without representation or warranty (other than as expressly provided herein), and Assignee hereby purchases and assumes from Assignor, that interest in and to all of Assignor's rights and obligations under the Tranche B Loan Agreement and the other Operative Documents as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Tranche B Loan Agreement including, without limitation, all rights and obligations with respect to the Assigned Share of Assignor's outstanding Tranche B Loan.

               2. Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Tranche B Loan Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Tranche B Loan Agreement or the other Operative Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Lessor, Lessee, Guarantor or any of its Subsidiaries or the performance or observance by Lessor, Lessee, Guarantor or any of its Subsidiaries of any of their obligations under the Operative Documents or any other instrument or document furnished pursuant thereto.

               3. Assignee (i) confirms that it has received a copy of the Tranche B Loan Agreement and the other Operative Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon Administrative Agent, Collateral Agent, Assignor or any other Tranche B Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Tranche B Loan Agreement or the other Operative Documents; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes

                                                                       Exhibit B
                                                                          Page 2


Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Tranche B Loan Agreement and the other Operative Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Tranche B Loan Agreement and the other Operative Documents are required to be performed by it as a Tranche B Lender[; and (vi) to the extent legally entitled to do so, attaches the forms described in Section 12.7(iv) of the Participation Agreement (1).

               4. Following the execution of this Assignment and Assumption Agreement by Assignor and Assignee, an executed original hereof (together with all attachments) will be delivered to Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by Assignor and Assignee and the receipt of the consent of Administrative Agent, Lessor and Lessee to the extent required by Section 12.7 of the Participation Agreement and receipt by Administrative Agent of the assignment fee referred to in such Section 12.7(iv) of the Participation Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

               5. Upon the delivery of a fully executed original hereof to Administrative Agent (including all consents required under Section 12.7(iv) of the Participation Agreement) and registration of the assignment of the Tranche B Note assigned hereunder in accordance with Section 11.8(b) of the Participation Agreement, as of the Settlement Date, (i) Assignee shall be a party to the Tranche B Loan Agreement and the Participation Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Tranche B Lender thereunder and under the other Operative Documents and (ii) Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Tranche B Loan Agreement, the Participation Agreement and the other Operative Documents.

                  6. It is agreed that Assignee shall be entitled to all interest on the Assigned Share of the Tranche B Loan at the rates specified in
Item 6 of Annex I. It is further agreed that all payments of principal made on the Assigned Share of the Tranche B Loan which occur on and after the Settlement Date will be paid directly by Administrative Agent to Assignee. Upon the Settlement Date, Assignee shall pay to Assignor an amount specified by Assignor in writing which represents the Assigned Share of the principal amount of the Tranche B Loans made by Assignor pursuant to the Tranche B Loan Agreement and which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. Assignor and Assignee shall make all appropriate adjustments in payments under the Tranche B Loan Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.


----------

(1) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       Exhibit B
                                                                          Page 3


               7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       Exhibit B
                                                                          Page 4



               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

         Accepted this          day        [NAME OF ASSIGNOR],
         of ________  __, ____             as Assignor

                                           By
                                             ----------------------------------
                                             Title:

                                           [NAME OF ASSIGNEE],
                                           as Assignee

                                           By
                                             ----------------------------------
                                             Title:




       [If required under Section 12.7(iv) of the Participation Agreement]

                   We hereby consent to the above assignment:

Bankers Trust Company                             Universal Compression, Inc.
  as Administrative Agent                           as Lessee

By                                                By
  -------------------------------                   ---------------------------

----------------------------------                -----------------------------
     (Print Name and Title)                           (Print Name and Title)

                       BRL Universal Equipment 2001 A, L.P.
                         as Lessor
                       By BRL Universal Equipment Management, Inc.
                       Its General Partner

                       By
                         -------------------------------

                       ----------------------------------
                             (Print Name and Title)